UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

_______________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Zhongpin Inc.

_______________

(Name of Registrant as Specified in its Charter)

_______________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

ZHONGPIN INC.

NOTICE OF LOCATION CHANGE

FOR THE

2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held

Wednesday, June 27, 2012

To the stockholders of Zhongpin Inc.:

NOTICE IS HEREBY GIVEN that Zhongpin Inc. has changed the location of its 2012 annual meeting of stockholders to be held on Wednesday, June 27, 2012, at 10:00 A.M. local time. The new location for the meeting is Han and Song Meeting Room, Level B1, Novotel Hotel, No.5, Shuguangxili, Chaoyang District, Beijing, People’s Republic of China 100028, near the building which its representative office in Beijing is located. The original date and time of the meeting have not changed.

Sincerely,

/s/ Xianfu Zhu

Xianfu Zhu

Chairman of the Board

June 21, 2012